                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      28
                   DIVIDEND REINVESTMENT PLAN      29



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 RESULTS OF SHAREHOLDER VOTES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VFM
------------------------------

                                                 MARKET(1)    NAV(2)
-------------------------------------------------------------------------
One-year total return                              16.57%      12.32%
-------------------------------------------------------------------------
Five-year average annual total return               3.77%       6.28%
-------------------------------------------------------------------------
Ten-year average annual total return                6.38%       7.76%
-------------------------------------------------------------------------
Life-of-Trust average annual total return           6.18%       7.54%
-------------------------------------------------------------------------
Commencement date                                             9/27/91
-------------------------------------------------------------------------

Distribution rate as a % of closing common
share price(3)                                                  5.61%
-------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                   9.21%
-------------------------------------------------------------------------
Preferred share rate(5)                                         2.15%
-------------------------------------------------------------------------
Net asset value                                                $17.06
-------------------------------------------------------------------------
Closing common share price                                     $14.65
-------------------------------------------------------------------------
One-year high common share price (08/28/01)                  $15.0400
-------------------------------------------------------------------------
One-year low common share price (12/04/00)                   $13.1875
-------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  76.4%   [PIE CHART]
- AA/Aa..............  10.7%
- A/A................   8.6%
- BBB/Baa............   2.7%
- Non-Rated..........   1.6%
As of October 31, 2000
- AAA/Aaa............  78.4%   [PIE CHART]
- AA/Aa..............   9.9%
- A/A................   5.1%
- BBB/Baa............   3.7%
- Non-Rated..........   2.9%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0710
12/00                                                                      0.0685                             0.0759
1/01                                                                       0.0685
2/01                                                                       0.0685
3/01                                                                       0.0685
4/01                                                                       0.0685
5/01                                                                       0.0685
6/01                                                                       0.0685
7/01                                                                       0.0685
8/01                                                                       0.0685
9/01                                                                       0.0685
10/01                                                                      0.0685

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Public Education                                                           22.40                              13.00
General Purpose                                                            16.50                              11.50
Health Care                                                                11.40                              12.20
Water & Sewer                                                               8.30                              13.90
Transportation                                                              8.30                               9.40

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1991 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/91                                                                     14.8100                            14.8100
                                                                          15.2300                            15.1250
                                                                          15.1000                            14.8750
                                                                          15.6500                            15.5000
                                                                          16.0000                            15.1250
12/92                                                                     16.0600                            15.6250
                                                                          16.7900                            16.3750
                                                                          17.0300                            16.6250
                                                                          17.6100                            17.6250
12/93                                                                     17.5500                            17.6250
                                                                          16.2600                            15.7500
                                                                          16.1500                            16.1250
                                                                          15.9400                            14.3750
12/94                                                                     15.3000                            14.5000
                                                                          16.2700                            15.5000
                                                                          16.5100                            16.1250
                                                                          16.6900                            16.1250
12/95                                                                     17.2800                            17.0000
                                                                          16.6300                            16.7500
                                                                          16.4000                            16.0000
                                                                          16.5500                            16.6250
12/96                                                                     16.8000                            17.0000
                                                                          16.4500                            16.7500
                                                                          16.7200                            17.2500
                                                                          16.9400                            16.8750
12/97                                                                     17.1300                            17.0000
                                                                          17.0400                            16.5625
                                                                          17.0400                            17.0000
                                                                          17.2900                            17.1875
12/98                                                                     17.1100                            18.0000
                                                                          16.9400                            17.0000
                                                                          16.3300                            16.1875
                                                                          15.9400                            14.3125
12/99                                                                     15.3700                            13.5625
                                                                          15.6600                            13.4375
                                                                          15.6900                            13.3125
                                                                          15.8900                            14.0000
12/00                                                                     16.6500                            13.9375
                                                                          16.7400                            14.5000
                                                                          16.5100                            14.3500
                                                                          16.8600                            14.5800
10/01                                                                     17.0600                            14.6500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    Florida's issuance also saw a healthy increase over the period. For the ten months ended October 31, 2001, the state issued $12.8 billion in debt, a 40 percent increase over the same period in the previous year. This increase in supply was met with a similar increase in demand. The state's economy continued to outpace the rest of the country, though unemployment increased over the period. The greatest damage came at the end of the period, when a sharp reduction in travel in the wake of the September 11 attacks undercut tourism revenues.

    For the 12 months ended October 31, 2001, the trust produced a total return of 16.57 percent based on market price. This reflects an increase in market price from $13.375 per share on October 31, 2000, to $14.65 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 10.71 percent for the same period. The Lehman Brothers Florida Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One focus over the period was on
monitoring the portfolio's structure to maintain its dividend. The trust entered the period with a significant number of prerefunded holdings. These seasoned bonds, which were issued in times of higher interest rates, had served the trust well by providing a strong income stream. As they started approaching their call dates, however, we were faced with two options. First, we could hold them to term and then reinvest the proceeds at current interest rates. While we took this route with some of the trust's holdings, our preference was to be more proactive where possible. This second approach called for a careful monitoring of market opportunities to find attractive purchase candidates that would allow us to sell the prerefunded issues before term while maintaining the trust's desired profile. This strategy is especially important for seasoned trusts like this one, which tend to hold older, higher-coupon bonds.

    This active approach led to several changes in the trust's portfolio. In order to maintain the trust's duration, we replaced several of these sales with short duration bonds with attractive yield and structural features. We were also buyers of intermediate premium coupon bonds that were priced, and thus traded to, their call date. These securities offer the potential double benefit of strong income and the volatility of intermediate-duration bonds, both features that we expect to benefit the portfolio.

    The slowing economy over the period also led us to favor bonds backed by essential services, which are unlikely to experience a drop in demand. The largest shift in sector weightings was in public education. This sector offered several attractive issues over the course of the period with valuation and structural characteristics that matched our investment objectives, and we used these to selectively add to holdings. We were careful to maintain diversification, however, and did not allow any single issuer to dominate the portfolio's position. By the end of the period, the trust's position in the sector had increased from 13.0 percent to 22.4 percent of long-term investments, making it the largest weighting.

    Our value-oriented strategy led us to invest in several A rated hospital bonds. Like many investors, we had been cautious of the healthcare sector because of its financial and capacity difficulties. Over the course of the period, however, our careful security selection process helped us isolate a select few issuers that seemed to have strong management and better prospects than were reflected in their credit spreads. At the same time, we trimmed the trust's holdings in BBB rated healthcare bonds. Some of these bonds had reached our performance targets and so were fully valued; in other cases, our analysis indicated that the trust's assets were better deployed in other securities. By the end of the period, healthcare represented 11.4 percent of long-term investments.

    We also increased the trust's allocation to general purpose bonds by 5 percent to 16.5 percent, making them the trust's second-largest sector position. The single largest decline was in airport bonds, which declined by over half to comprise approximately 5 percent of the trust's long-term investments over the period. As always, our trading activity was oriented to identifying and capturing relative value wherever it resided in the market.

    We also moved to increase the trust's general credit profile. With the economy slowing, we thought it prudent to reduce the trust's holdings in lower-rated credits. This led us to trim the trust's position in BBB bonds from 3.7 percent to 2.7 percent of long-term investments. The proceeds were largely reinvested in A rated bonds.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    In the coming months, we anticipate that Florida's economy will continue to deteriorate with the rest of the U.S. That said, we expect the downturn in revenues related to tourism to be a relatively short-term phenomenon. Even if tourism remains weak for an extended period, the state's strong economic base and conservative budget practices should help offset the slowdown in tax receipts. The state's government has also built up record financial reserves over the past few years, and we expect that these reserves will give the government additional flexibility to manage through the upcoming months.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         MUNICIPAL BONDS  102.3%
         FLORIDA  98.0%
$1,000   Bay Cnty, FL Sch Brd Ctf Partn (Prerefunded
         @ 07/01/04) (AMBAC Insd)................... 6.750%   07/01/12   $  1,126,400
1,000    Broward Cnty, FL Hsg Fin Auth Multi-Family
         Hsg Rev Pembroke Pk Apts Proj.............. 5.650    10/01/28        979,370
1,000    Broward Cnty, FL Sch Brd Ctf Ser A
         (FSA Insd)................................. 5.000    07/01/22      1,004,450
  655    Clay Cnty, FL Hsg Fin Auth Rev Single
         Family Mtg (GNMA Collateralized)........... 6.500    09/01/21        692,767
  750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
         10/01/07) (FGIC Insd)...................... 5.875    10/01/26        857,235
1,470    Collier Cnty, FL Sch Brd Ctf Master Lease
         Pgm Ser B Rfdg (FSA Insd).................. 5.000    02/15/09      1,581,793
  750    Dade Cnty, FL Ed Fac Auth Rev Exchanged
         From Univ of Miami Ser B (MBIA Insd)....... 5.750    04/01/20        795,892
1,075    Dade Cnty, FL Sch Brd Ctf Partn Ser B
         (Prerefunded @ 08/01/06) (AMBAC Insd)...... 5.700    08/01/16      1,207,558
10,000   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
         B Rfdg (Prerefunded @ 10/01/08) (AMBAC
         Insd)......................................   *      10/01/28      2,220,400
10,025   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
         B Rfdg (Prerefunded @ 10/01/08) (AMBAC
         Insd)......................................   *      10/01/29      2,088,107
  500    Dade Cnty, FL Wtr & Swr Sys Rev
         (FGIC Insd)................................ 5.250    10/01/26        511,185
1,000    Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
         Insd)...................................... 5.000    10/01/13      1,026,940
  500    Daytona Beach, FL Wtr & Swr Rev (AMBAC
         Insd)...................................... 5.750    11/15/10        526,530
2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
         Insd)...................................... 5.950    07/01/20      2,240,380
  500    Escambia Cnty, FL Hlth Fac Auth Rev Baptist
         Hosp & Baptist Manor Rfdg (Prerefunded @
         10/01/03).................................. 6.750    10/01/14        543,880

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$ 750    Escambia Cnty, FL Pollutn Ctl Rev Champion
         Intl Corp Proj............................. 6.900%   08/01/22   $    785,760
1,895    Florida Hsg Fin Agy Homeownership Mtg...... 8.595    11/01/18      2,058,576
1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts
         Ser J-1 (AMBAC Insd)....................... 5.350    07/01/27      1,015,520
1,000    Florida Hsg Fin Corp Rev Homeowner Mtg Ser
         4 (FSA Insd)............................... 6.250    07/01/22      1,070,430
1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II
         Apts Ser A (AMBAC Insd).................... 5.375    11/01/29      1,017,110
1,080    Florida Muni Ln Council Rev Ser B
         (MBIA Insd)................................ 5.750    11/01/13      1,223,543
  615    Florida Muni Ln Council Rev Ser B
         (MBIA Insd)................................ 5.750    11/01/15        686,875
1,500    Florida Muni Ln Council Rev Ser B
         (MBIA Insd)................................ 5.750    11/01/29      1,613,850
5,125    Florida Ports Fin Comm Rev St Trans Tr Fd
         Intermodal Pgm (FGIC Insd)................. 5.500    10/01/29      5,292,844
1,500    Florida St Brd of Ed Cap Outlay Pub Ed Ser
         B Rfdg..................................... 5.000    06/01/03      1,563,255
9,775    Florida St Brd of Ed Cap Outlay Pub Ed Ser
         D Rfdg (a)................................. 5.750    06/01/22     10,582,024
1,500    Florida St Brd of Ed Lottery Rev Ser A
         (FGIC Insd)................................ 5.250    07/01/17      1,571,130
3,500    Florida St Brd of Ed Lottery Rev Ser A
         (FGIC Insd)................................ 5.500    07/01/17      3,753,505
  410    Florida St Brd of Regt Hsg Rev (MBIA
         Insd)...................................... 5.750    07/01/14        459,712
2,735    Florida St Brd of Regt Hsg Rev Univ FL
         (FGIC Insd)................................ 5.500    07/01/28      2,872,434
1,000    Florida St Brd of Regt Univ Sys Impt Rev
         (AMBAC Insd)............................... 4.500    07/01/23        934,870
2,360    Florida St Correctional Privatization Commn
         Ctf Partn (MBIA Insd) (b).................. 5.375    08/01/15      2,547,880
1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
         Envrnmtl Preservtn 2000-A (AMBAC Insd)..... 5.000    07/01/11      1,586,490
1,700    Florida St Div Bd Fin Dept Gen Svc Rev Dept
         Envrnmtl Preservtn 2000-A (AMBAC Insd)..... 6.000    07/01/03      1,802,646
2,865    Florida St Div Bd Fin Dept Gen Svc Rev Dept
         Envrnmtl Prot--B Rfdg (AMBAC Insd)......... 5.750    07/01/07      3,210,003
2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
         Envrnmtl Prot Preservtn 2000-A (FGIC
         Insd)...................................... 5.250    07/01/12      2,165,220

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$ 750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
         Envrnmtl Prot Preservtn 2000-B (FSA
         Insd)...................................... 5.500%   07/01/08   $    833,048
1,000    Florida St Tpk Auth Tpk Rev Dept of Trans
         Ser A Rfdg (FGIC Insd)..................... 5.250    07/01/22      1,014,730
1,000    Florida St Tpk Auth Tpk Ser A Rfdg
         (Prerefunded @ 07/01/02) (FGIC Insd)....... 6.350    07/01/22      1,038,600
1,635    Fort Myers, FL Util Rev Ser A Rfdg
         (FGIC Insd)................................ 5.500    10/01/24      1,726,969
1,580    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
         Insd)...................................... 4.500    10/01/27      1,448,907
1,000    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)... 5.800    12/01/20      1,090,410
2,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
         Adventist/Sunbelt Ser A.................... 6.000    11/15/31      2,060,660
  500    Hillsborough Cnty, FL Capacity Assmt Rev
         Spl (FSA Insd)............................. 5.000    03/01/16        517,045
1,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
         Ctl Rev Tampa Elec Proj Rfdg............... 8.000    05/01/22      1,052,190
3,000    Jacksonville, FL Cap Impt Rev Stadium Proj
         Rfdg (AMBAC Insd).......................... 4.750    10/01/25      2,897,940
1,000    Jacksonville, FL Elec Auth Rev Ser 3-B
         (Prerefunded @ 10/01/03)................... 5.500    10/01/11      1,061,100
1,665    Jacksonville, FL Gtd Entitlement Rev Ser A
         Rfdg (AMBAC Insd).......................... 5.500    10/01/12      1,742,189
2,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
         Proj (Connie Lee Insd)..................... 6.500    02/01/11      2,060,780
3,000    Kissimmee, FL Util Auth Elec Rfdg (AMBAC
         Insd)...................................... 5.000    10/01/15      3,129,810
1,685    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)..... 5.750    10/01/33      1,807,719
  770    Lee Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev Multi-Cnty Pgm Ser A
         (GNMA Collateralized)...................... 7.450    09/01/27        866,912
  500    Marion Cnty, FL Hosp Dist Rev & Impt Hlth
         Sys Munroe Reg Rfdg........................ 5.500    10/01/29        502,950
1,000    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt
         Sinai Med Ctr Ser A........................ 6.800    11/15/31      1,050,680
1,200    Miami Beach, FL Stormwater Rev
         (FGIC Insd)................................ 5.750    09/01/14      1,347,636
1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
         Arpt Ser B (FGIC Insd)..................... 5.500    10/01/16      1,074,510
2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
         Arpt Ser B (FGIC Insd)..................... 5.750    10/01/29      2,148,780

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$2,000   Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A
         (AMBAC Insd)............................... 5.750%   04/01/29   $  2,157,300
1,000    Miami-Dade Cnty, FL Hlth Fac Miami
         Childrens Hosp Ser A Rfdg (AMBAC Insd)..... 5.125    08/15/26      1,007,340
2,020    Miami-Dade Cnty, FL Parks Pgm
         (FGIC Insd)................................ 4.750    11/01/23      1,962,268
1,275    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
         Insd)...................................... 5.000    05/01/19      1,291,116
2,000    Miami-Dade Cnty, FL Sch Brd Ser C
         (FSA Insd)................................. 5.500    10/01/15      2,179,380
5,000    Miramar, FL Wastewtr Impt Assmt Rev
         (Prerefunded @ 10/01/04) (FGIC Insd)....... 6.750    10/01/25      5,629,200
2,000    North Broward, FL Hosp Dist Rev Impt....... 6.000    01/15/31      2,074,740
5,000    Orange Cnty, FL Hlth Fac Auth Rev
         (Prerefunded @ 11/23/01) (Inverse Fltg)
         (MBIA Insd) (c)............................ 10.545   10/29/21      5,200,000
2,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
         Adventist Hlth/Sunbelt Ser A (AMBAC
         Insd)...................................... 6.875    11/15/15      2,043,720
1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
         Hlthcare Sys Ser E......................... 6.000    10/01/26      1,049,020
1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family
         Rev Mtg Hands Inc Proj Ser A............... 8.000    10/01/25      1,061,630
  465    Orange Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev (GNMA Collateralized).............. 6.550    10/01/21        488,762
2,000    Orlando, FL Util Commn Wtr & Sub Ser A
         Rfdg....................................... 5.000    10/01/15      2,083,280
1,000    Palm Beach Cnty, FL Hlth Fac Hosp Brch
         Corp. Oblig Group Rfdg (b)................. 5.625    12/01/31      1,000,350
1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
         Ctr Proj (FGIC Insd)....................... 5.125    11/01/30      1,010,920
1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
         (AMBAC Insd)............................... 5.125    08/01/26      1,011,460
1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
         (Prerefunded @ 08/01/10) (FGIC Insd)....... 5.875    08/01/21      1,164,020
3,000    Palm Beach Cnty, FL Sch Brd Ctf Ser B
         (AMBAC Insd)............................... 5.000    08/01/25      3,005,970
1,500    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
         Insd)...................................... 6.000    10/01/12      1,661,550
1,565    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
         Insd)...................................... 6.125    10/01/18      1,700,952

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$ 500    Port Saint Lucie, FL Loc Opt Gas Tax Rev
         Impt (FGIC Insd)........................... 5.500%   03/01/15   $    526,505
1,000    Port Saint Lucie, FL Util Rev Impt Ser A
         Rfdg (MBIA Insd)........................... 5.125    09/01/27      1,010,020
1,400    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
         Insd)...................................... 5.000    07/01/21      1,410,850
1,505    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
         Insd)...................................... 5.000    07/01/23      1,511,697
1,390    Sarasota Cnty, FL Hlth Fac Auth Rev
         Hlthcare Kobernick/Meadow Pk (Prerefunded @
         07/01/02).................................. 10.000   07/01/22      1,486,299
  500    Tallahassee, FL Energy Sys Rev Rfdg (AMBAC
         Insd)...................................... 5.000    10/01/19        504,380
  750    Tallahassee, FL Hlth Fac Rev Tallahassee
         Mem Hlthcare Proj.......................... 6.375    12/01/30        801,083
1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
         Insd)...................................... 4.750    10/01/27        962,600
2,515    Tampa, FL Gtd Entitlement Rev Rfdg (AMBAC
         Insd)...................................... 6.000    10/01/04      2,752,517
2,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
         Ser A...................................... 5.750    07/01/29      2,048,220
2,190    Tampa, FL Sales Tax Rev Ser A (AMBAC
         Insd) (b).................................. 5.375    10/01/16      2,352,783
1,325    Venice, FL Hlth Fac Rev Venice Hosp Inc.
         Proj (Prerefunded @ 12/01/04).............. 6.000    12/01/14      1,481,880
1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser
         A (MBIA Insd).............................. 5.200    11/01/25      1,021,950
1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
         Embry Riddle Aero Ser A.................... 5.750    10/15/29      1,023,500
1,500    West Orange Hlthcare Dist FL Ser A......... 5.800    02/01/31      1,538,175
1,270    West Palm Beach, FL........................ 5.250    03/01/16      1,327,645
1,825    Winter Haven, FL Util Sys Rev & Impt Rfdg
         (MBIA Insd)................................ 4.750    10/01/28      1,754,172
                                                                         ------------
                                                                          157,987,383
                                                                         ------------
         PUERTO RICO  3.3%
  671    Centro de Recaudaciones de Ingresos Muni
         Ctf Part PR................................ 6.850    10/17/03        690,347
2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser W...................................... 5.500    07/01/15      2,214,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                      MARKET
(000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
         PUERTO RICO (CONTINUED)
$1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser X Rfdg................................. 5.500%   07/01/19   $  1,035,060
1,250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
         (Prerefunded @ 07/01/04)................... 6.375    07/01/24      1,407,813
                                                                         ------------
                                                                            5,347,480
                                                                         ------------
         U. S. VIRGIN ISLANDS  1.0%
1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
         Taxes Nt Ser A............................. 6.375    10/01/19      1,624,395
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $152,820,750).................................................    164,959,258
SHORT-TERM INVESTMENT  0.2%
  (Cost $300,000).....................................................        300,000
                                                                         ------------
TOTAL INVESTMENTS  102.5%
  (Cost $153,120,750).................................................    165,259,258
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%).........................     (4,053,736)
                                                                         ------------

NET ASSETS  100.0%....................................................   $161,205,522
                                                                         ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $153,120,750).......................  $165,259,258
Cash........................................................        31,919
Receivables:
  Interest..................................................     2,072,200
  Investments Sold..........................................        70,000
Other.......................................................         1,437
                                                              ------------
    Total Assets............................................   167,434,814
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,843,282
  Investment Advisory Fee...................................        81,826
  Income Distributions--Common and Preferred Shares.........        76,812
  Administrative Fee........................................        27,275
  Affiliates................................................         8,374
Trustees' Deferred Compensation and Retirement Plans........       132,015
Accrued Expenses............................................        59,708
                                                              ------------
    Total Liabilities.......................................     6,229,292
                                                              ------------
NET ASSETS..................................................  $161,205,522
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................        65,194
Paid in Surplus.............................................    96,552,760
Net Unrealized Appreciation.................................    12,138,508
Accumulated Net Realized Gain...............................     1,999,153
Accumulated Undistributed Net Investment Income.............       449,907
                                                              ------------
    Net Assets Applicable to Common Shares..................   111,205,522
                                                              ------------
NET ASSETS..................................................  $161,205,522
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($111,205,522 divided by
  6,519,397 shares outstanding).............................  $      17.06
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $ 8,993,270
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,035,588
Administrative Fee..........................................        316,833
Preferred Share Maintenance.................................        146,542
Legal.......................................................         23,856
Trustees' Fees and Related Expenses.........................         23,494
Custody.....................................................         10,596
Other.......................................................        153,354
                                                                -----------
    Total Expenses..........................................      1,710,263
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 7,283,007
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,999,690
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,125,949
  End of the Period.........................................     12,138,508
                                                                -----------
Net Unrealized Appreciation During the Period...............      5,012,559
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 7,012,249
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $14,295,256
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  7,283,007        $  7,604,438
Net Realized Gain...................................      1,999,690           1,411,566
Net Unrealized Appreciation During the Period.......      5,012,559           1,608,851
                                                       ------------        ------------
Change in Net Assets from Operations................     14,295,256          10,624,855
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (5,375,231)         (6,026,892)
  Preferred Shares..................................     (1,542,122)         (2,005,309)
                                                       ------------        ------------
                                                         (6,917,353)         (8,032,201)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................       (494,822)                -0-
  Preferred Shares..................................       (176,660)                -0-
                                                       ------------        ------------
                                                           (671,482)                -0-
                                                       ------------        ------------
Total Distributions.................................     (7,588,835)         (8,032,201)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,706,421           2,592,654
NET ASSETS:
Beginning of the Period.............................    154,499,101         151,906,447
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $449,907
  and $77,746, respectively)........................   $161,205,522        $154,499,101
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          TWO
                                                                                        MONTHS
                                                        YEAR ENDED OCTOBER 31,           ENDED
                                                     -----------------------------    OCTOBER 31,
                                                      2001       2000       1999         1998
                                                     --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).......  $ 16.03    $ 15.63    $ 17.21     $  17.19
                                                     -------    -------    -------     --------
 Net Investment Income.............................     1.12       1.17       1.21          .20
 Net Realized and Unrealized Gain/Loss.............     1.07        .46      (1.59)         .02
                                                     -------    -------    -------     --------
Total from Investment Operations...................     2.19       1.63       (.38)         .22
                                                     -------    -------    -------     --------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders.....................      .82        .92        .95          .16
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      .24        .31        .25          .04
 Distributions from and in Excess of Net Realized
   Gain:
   Paid to Common Shareholders.....................      .07        -0-        -0-          -0-
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      .03        -0-        -0-          -0-
                                                     -------    -------    -------     --------
Total Distributions................................     1.16       1.23       1.20          .20
                                                     -------    -------    -------     --------
NET ASSET VALUE, END OF THE PERIOD.................  $ 17.06    $ 16.03    $ 15.63     $  17.21
                                                     =======    =======    =======     ========

Market Price Per Share at End of the Period........  $ 14.65    $13.375    $13.750     $ 17.750
Total Investment Return at Market Price (b)........   16.57%      3.99%    -17.90%        5.76%*
Total Return at Net Asset Value (c)................   12.32%      8.80%     -3.86%        1.04%*
Net Assets at End of the Period (In millions)......  $ 161.2    $ 154.5    $ 151.9     $  162.0
Ratio of Expenses to Average Net Asset Applicable
 to Common Shares (d)..............................    1.58%      1.65%      1.64%        1.65%
Ratio of Net Investment Income to Average Net Asset
 Applicable to Common Shares (d)...................    6.72%      7.47%      7.34%        7.05%
Portfolio Turnover.................................      34%        38%        40%           3%*

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (d)..............................    1.08%      1.10%      1.12%        1.14%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (e)............    5.30%      5.50%      5.83%        5.51%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.................    2,000      2,000      2,000        1,000
Asset Coverage Per Preferred Share (f).............  $80,603    $77,250    $75,953     $162,038
Involuntary Liquidating Preference Per Preferred
 Share.............................................  $25,000    $25,000    $25,000     $ 50,000
Average Market Value Per Preferred Share...........  $25,000    $25,000    $25,000     $ 50,000

* Non-Annualized

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      SEPTEMBER 27, 1991
                                                                        (COMMENCEMENT
                         YEAR ENDED AUGUST 31,                          OF INVESTMENT
    ---------------------------------------------------------------     OPERATIONS) TO
      1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
----------------------------------------------------------------------------------------
    $  16.83   $  16.44   $  16.62   $  16.28   $  17.39   $  16.01        $  14.79
    --------   --------   --------   --------   --------   --------        --------
        1.23       1.25       1.23       1.26       1.28       1.35            1.05
         .36        .44       (.08)       .50      (1.10)      1.31            1.11
    --------   --------   --------   --------   --------   --------        --------
        1.59       1.69       1.15       1.76        .18       2.66            2.16
    --------   --------   --------   --------   --------   --------        --------
         .96       1.03       1.05       1.05       1.05       1.01             .74
         .27        .27        .28        .29        .20        .19             .20
         -0-        -0-        -0-        .07        .03        .07             -0-
         -0-        -0-        -0-        .01        .01        .01             -0-
    --------   --------   --------   --------   --------   --------        --------
        1.23       1.30       1.33       1.42       1.29       1.28             .94
    --------   --------   --------   --------   --------   --------        --------
    $  17.19   $  16.83   $  16.44   $  16.62   $  16.28   $  17.39        $  16.01
    ========   ========   ========   ========   ========   ========        ========

    $16.9375   $ 17.375   $ 16.750   $ 15.625   $ 15.625   $ 17.125        $ 15.625
       3.13%     10.33%     14.18%      7.58%     -2.62%     17.05%           9.33%*
       8.04%      8.89%      5.30%      9.47%     -0.23%     15.91%          11.96%*
    $  161.8   $  159.3   $  156.3   $  157.2   $  155.0   $  161.9        $  152.9
       1.62%      1.64%      1.67%      1.72%      1.66%      1.63%           1.60%
       7.24%      7.49%      7.36%      7.89%      7.52%      8.16%           7.61%
         20%         9%         8%        17%        19%        13%             37%*

       1.12%      1.12%      1.14%      1.16%      1.14%      1.11%           1.12%
       5.63%      5.87%      5.70%      6.06%      6.33%      7.04%           6.24%

       1,000      1,000      1,000      1,000      1,000      1,000           1,000
    $161,831   $159,317   $156,310   $157,224   $155,040   $161,875        $152,932
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $101,255.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $153,120,750, the aggregate gross unrealized appreciation is $12,177,455 and the aggregate gross unrealized depreciation is $38,947, resulting in net unrealized appreciation on long- and short-term investments of $12,138,508.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to expenses that are not deductible for tax purposes totaling $6,507 was reclassified from accumulated undistributed net investment income to capital.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $4,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $33,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,189,898 and $52,833,586, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

The Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2001 was 2.150%. During the year ended October 31, 2001, the rates ranged from 2.150% to 5.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Florida Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Quality Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certi-ficate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.99% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $671,482 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  5,963,511            102,522
Hugo F. Sonnenschein...................................  6,015,843             50,190

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................    1,471                -0-

The other trustees of the Trust whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VFM ANR 12/01                                                  Member NASD/SIPC.
                                                                4565L01-AS-12/01